UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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General Electric Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GE SHAREOWNER SERVICES 1 RIVER RD, BLDG 5-3W SCHENECTADY, NY 12345	Your Vote Counts! GENERAL ELECTRIC COMPANY 2021 Annual Meeting Vote by May 3, 2021 11:59 PM ET. For shares held in a Plan, vote by April 30, 2021 11:59 PM ET.

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You invested in GENERAL ELECTRIC COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 4, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting prior to April 20, 2021. If you would like to request a paper or email copy of the proxy materials or materials for future shareholder meetings for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 4, 2021 10:00 AM EDT

Virtually at: www.virtualshareholdermeeting.com/GE2021

*	The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the meeting.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy.
We encourage you to access and review all of the important
information contained in the proxy materials before voting.
Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	Sébastien Bazin	For
1b.	Ashton Carter	For
1c.	H. Lawrence Culp, Jr.	For
1d.	Francisco D’Souza	For
1e.	Edward Garden	For
1f.	Thomas Horton	For
1g.	Risa Lavizzo-Mourey	For
1h.	Catherine Lesjak	For
1i.	Paula Rosput Reynolds	For
1j.	Leslie Seidman	For
1k.	James Tisch	For
2.	Advisory Approval of Our Named Executives’ Compensation	For
3.	Ratification of Deloitte as Independent Auditor for 2021	For
4.	Approval of Reverse Stock Split and Reduction in our Authorized Stock and Par Value	For
5.	Require Nomination of at Least Two Candidates for Each Board Seat	Against
6.	Require the Chairman of the Board to be Independent	Against
7.	Report on Meeting the Criteria of the Net Zero Indicator	For

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